UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 29, 2011
VAUGHAN FOODS, INC.
(Exact name of Registrant as specified in its charter)

Oklahoma	001-33446	73-1342046
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

216 N.E. 12th Street, Moore, OK 73160
(Address Of Principal Executive Office) (Zip Code)

(405) 794-2530
Registrant’s telephone number, including area code
_______________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On June 29, 2011, Vaughan Foods, Inc. (“Vaughan” or the “Company”) entered into a Sixth Amendment (“Amendment”) under its loan and security agreement (the “Loan Agreement”) with Avidbank Corporate Finance (formerly Peninsula Bank Business Funding, a division of Avidbank, a Division of Avidbank, f/k/a Peninsula Bank Business Funding, a division of the Private Bank of the Peninsula (“Avidbank”). Under the Amendment, the Company and Avidbank extended the maturity date of their revolving line of credit from June 25, 2011, to June 30, 2013

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this report is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Vaughan Foods, Inc.

Dated: July 5, 2011	By:	/s/ Gene P. Jones
Gene P. Jones
Secretary, Treasurer and Chief Financial Officer